UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 2, 2014

TECOGEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant's telephone number, including area code)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 2, 2013, the Securities and Exchange Commission published a Press Release clarifying rules for the use of social media and other electronic publications for the purpose of Regulation FD compliance. Pursuant to these guidelines for Regulation FD and Internet social media, Tecogen Inc., or the Company, submits this update to provide a list of social media web pages and websites where investors and the public can expect to find important announcements made by the Company.

Social Media
The Twitter handle for Tecogen Investor Relations is: @TecogenIR http://twitter.com/TecogenIR

Company Website
http://www.tecogen.com

For a copy of the SEC Press Release on social media and Reg FD please visit:
http://www.sec.gov/News/PressRelease/Detail/PressRelease/1365171513574

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 2, 2014

TECOGEN Inc.

By:        /s/ David A. Garrison
David A. Garrison
Chief Financial Officer